Filed pursuant to Rule 497(b)

Registration File No 033-89088

SPDR® S&P MIDCAP 400® ETF Trust

(“MDY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P MIDCAP 400® ETF Trust: NYSE Arca, Inc. under the symbol “MDY”

Prospectus Dated January 25, 2013

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2013 PDR Services LLC

SPDR S&P MIDCAP 400 ETF Trust

“Standard & Poor’s®,” “S&P®,” “SPDR®,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400 IndexTM,” “S&P MidCap 400 IndexTM” and “Standard & Poor’s MidCap 400 Depositary ReceiptsTM” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

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SUMMARY

Investment Objective

SPDR® S&P MIDCAP 400® ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400® IndexTM (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.10%
S&P License Fee	0.03%
Marketing	0.11%
Other Operating Expenses	0.01%

Total	0.25%

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25 of the Trust’s daily net asset value.

The Bank of New York Mellon, the trustee of the Trust (the “Trustee”), has voluntarily agreed to reduce its Trustee’s fee. Any fees waived by the Trustee may not be recouped by the Trustee in subsequent periods. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

Growth of $10,000 Investment Since Inception(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, the Trustee adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 14.17% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P MidCap 400 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners to cure certain defects or as may be required by applicable laws. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Trust unless such issuer is removed from the Index. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Mid-Capitalization Companies Risk.    The companies in which the Trust invests are generally considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Trust’s Unit price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Trust to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in each calendar year shown below (i.e. 12/21/12) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e. 12/31/12), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g. 1/31/13). Therefore, the actual performance calculation for any calendar year may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 19.83% for the quarter ended September 30, 2009

Lowest Quarterly Return: -25.60% for the quarter ended December 31, 2008

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

Average Annual Total Returns* (for periods ending December 31, 2012)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of Trust Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	17.58%	4.85%	10.21%
Return After Taxes on Distributions	17.10%	4.40%	9.77%
Return After Taxes on Distributions and Redemption of Creation Units	11.41%	3.88%	8.82%
Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “MDY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units may be purchased on other trading markets or venues in addition to the Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

THE S&P MIDCAP 400 INDEX

The Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industry groups. The four hundred (400) stocks comprised by the Index represented, as of December 31, 2012, approximately seven percent (7%) of the market value of the U.S. equities market. As of December 31, 2012, the five largest industry groups represented in the Index were: Financials 22.1%; Industrials 17.3%; Information Technology 15.5%; Consumer Discretionary 13.3% and Health Care 9.4%. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1991 through 2012. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future. THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value* December 31, 1990=100	Change in Index for Calendar Year	Calendar Year-End Yield**
1990	100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	–5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	–1.64	1.05
2002	429.79	–15.45	1.21
2003	576.01	+34.02	1.08
2004	663.31	+15.16	1.08
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24

Year	Calendar Year-End Index Value* December 31, 1990=100	Change in Index for Calendar Year	Calendar Year-End Yield**
2007	858.20	+6.69	1.21
2008	538.28	–37.28	2.18
2009	726.67	+35.00	1.45
2010	907.25	+24.85	1.33
2011	879.16	–3.10	1.52
2012	1,020.43	+16.07	1.47

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Unitholders (as defined below in “Federal Income Taxes — Taxation of the Trust”) receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although all distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which distributions are made. The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to the Beneficial Owners. See “Additional Information Regarding Dividends and Distributions.”

Dividend Reinvestment Service

The Trust has made the Dividend Reinvestment Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Dividend Reinvestment Service; therefore, an interested investor may wish to contact his or her broker or other custodian to ascertain the availability of the Dividend Reinvestment Service. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Dividend Reinvestment Service.

Distributions reinvested in additional Units through the Dividend Reinvestment Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if such dividends had been received in cash.

The Trustee credits to the Trust cash equal to the net asset value of the Units issued to Beneficial Owners participating in reinvestment through the Dividend Reinvestment Service and generally applies the cash in the ordinary administration of the Trust to the acquisition of Index Securities in connection with portfolio deposits and portfolio rebalancing. The portion of the participating Beneficial Owners’ dividend distribution which exceeds the cash credited to the Trust in respect of the creation of Units is distributed, on a pro rata basis, to the participating Beneficial Owners. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional Units with the cash from the distributions are an expense of the Trust.*

As discussed in “Expenses of the Trust,” the Trustee uses the services of an affiliated broker-dealer, BNY ConvergEx Execution Solutions LLC, for the execution of all brokerage transactions for the Trust, including all acquisitions of securities relating to the Dividend Reinvestment Service.

*	It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2012, the approximate amount of brokerage commissions incurred in implementing the Dividend Reinvestment Service was less than $0.001 per Unit.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a beneficial owner’s particular circumstances, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	former U.S. citizens and residents and certain expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2012 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and at least 90% of its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. Amounts distributed and reinvested pursuant to the Dividend Reinvestment Service are treated as distributed for all purposes, including for purposes of the distribution requirement described above and the excise tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income tax on its distributed income, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities in order to do so.

Tax Consequences to U.S. Holders

Distributions. Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. To the extent that the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result if, for example, the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units—Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Distributions of “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holders will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Trust. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate U.S. Holder fails to satisfy certain requirements, including a holding period requirement, with respect to its Units.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to its Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S.

federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units pursuant to the Dividend Reinvestment Service. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared.

Sales and Redemptions of Units. In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires (including pursuant to the Dividend Reinvestment Service), or enters into a contract or option to acquire, Units within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit; see “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will recognize gain or loss in an amount equal to the difference between the sum of the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be deducted on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally recognize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount realized with respect to such stock and the U.S. Holder’s basis in the stock. The amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be deducted on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting, unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States.

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder, distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2014 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively). It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2014.

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends and short-term capital gain dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Sections 1471 through 1474 of the Code (“FATCA”) generally impose withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on, and gross proceeds from the sale or other disposition of, U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Withholding taxes under FATCA will be imposed on dividends beginning on January 1, 2014, and on gross proceeds from dispositions beginning on January 1, 2017. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P MIDCAP 400 ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of SPDR S&P MidCap 400 ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR S&P MidCap 400 ETF Trust (the “Trust”) at September 30, 2012, the results of its operations and the changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 27, 2012

Essential Information as of September 30, 2012*

Total Trust Assets:	$10,207,155,039

Trust Net Assets:	$10,021,306,202

Number of Units:	55,652,179

Fractional Undivided Interest in Trust Represented by each Unit:	1/55,652,179

Record Date:	Quarterly, on the second (2nd) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:	From 0.10% to 0.14%, based on net asset value of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.

Estimated Ordinary Operating Expenses of the Trust:	0.25% (inclusive of Trustee’s annual fee)

Net Asset Value per Unit (based on the value of the securities, other net assets of the Trust and number of Units outstanding):	$180.07

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:	The first to occur of (i) April 27, 2020 or (ii) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

Discretionary Termination:	The Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation.

*	The Trust Agreement became effective and the initial deposit was made on April 27, 1995 (the “Initial Date of Deposit”).

SPDR S&P MidCap 400 ETF Trust

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments in securities, at value (cost $11,775,336,816)	$10,002,211,249
Cash	51,759,996
Receivable from securities sold	131,434,208
Receivable from units created	8,932,781
Dividends receivable	12,816,805

Total Assets	$10,207,155,039

Liabilities:
Payable for units redeemed	$90,035,164
Payable for securities purchased	64,363,396
Distribution payable	23,239,723
Payable to Sponsor	5,385,784
License fee payable	1,115,398
Accrued trustee fees	837,823
Securites sold, not yet Purchased	361,101
Other accrued expenses	510,448

Total Liabilities	185,848,837

Net Assets	$10,021,306,202

Net assets represented by:
Interest of Unitholders (55,652,179 units of fractional undivided interest (Units) outstanding; unlimited units authorized)
Paid in capital	$13,029,132,502
Distributions in excess of net investment income	(17,994,903)
Accumulated net realized loss on investments	(1,216,705,830)
Unrealized depreciation of investments	(1,773,125,567)

Net Assets	$10,021,306,202

Shares of beneficial interest outstanding, unlimited shares authorized:	55,652,179

Net asset value per share: (net assets/shares of beneficial interest outstanding)	$180.07

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Operations

	For the Year Ended
	September 30, 2012	September 30, 2011	September 30, 2010
Investment Income
Dividend income	$131,965,584	$136,639,649	$125,278,107

Expenses
Printing and distribution expenses	10,234,881	12,447,233	9,657,134
Trustee fees and expenses	9,789,974	11,390,007	8,975,736
License fees	2,837,025	3,310,411	2,589,263
Audit fees	105,071	114,910	113,900
Legal fees	574,417	223,266	103,517
Other fees and expenses	134,355	156,373	182,504

Total Expenses	23,675,723	27,642,200	21,622,054
Less: voluntary fee reduction by the Trustee (see Note 3)	(33,910)	(55,345)	(44,859)

Net Expenses	23,641,813	27,586,855	21,577,195

Net Investment Income	108,323,771	109,052,794	103,700,912

Realized and unrealized gains (losses) on investments
Net realized losses	(262,352,358)	(124,291,616)	(293,975,833)
Net realized gains from in-kind redemptions	848,723,406	1,592,399,110	774,327,401

Net realized gains (losses)	586,371,048	1,468,107,494	480,351,568

Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,547,505,058	(1,416,482,818)	686,290,567

Net realized and unrealized gains (losses) on investments	2,133,876,106	51,624,676	1,166,642,135

Net increase (decrease) in net assets resulting from operations	$2,242,199,877	$160,677,470	$1,270,343,047

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Changes in Net Assets

	Year Ended September 30,
	2012	2011	2010
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$108,323,771	$109,052,794	$103,700,912
Net realized gains (losses) on investments and in-kind redemptions	586,371,048	1,468,107,494	480,351,568
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,547,505,058	(1,416,482,818)	686,290,567

Net increase (decrease) in net assets resulting from operations	2,242,199,877	160,677,470	1,270,343,047

Dividends and Distributions to Unitholders from:
Net investment income	(103,618,655)	(107,883,857)	(98,443,107)

Unitholder Transactions:
Proceeds from subscriptions of Trust Units	17,249,824,419	16,547,945,793	13,313,366,931
Reinvestment of dividends and distributions	216,856	233,644	444,935
Less: redemptions of Trust Units	(17,097,873,234)	(19,186,517,255)	(12,115,633,927)

Increase (decrease) in net assets due to Unitholder transactions	152,168,041	(2,638,337,818)	1,198,177,939

Total increase (decrease)	2,290,749,263	(2,585,544,205)	2,370,077,879
Net Assets:
Beginning of year	7,730,556,939	10,316,101,144	7,946,023,265

End of year	$10,021,306,202	$7,730,556,939	$10,316,101,144

Distributions in excess of net investment income	$(17,994,903)	$(22,700,019)	$(23,066,261)

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Financial Highlights

Selected Data for a Trust Unit

	Year Ended September 30,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$142.04	$145.66	$125.49	$132.13	$160.79

Investment Operations:
Net investment income*	1.94	1.64	1.62	1.51	1.61
Net realized and unrealized gains (losses) on investments	37.92	(3.62)	20.09	(6.48)	(28.56)

Total from Investment Operations	39.86	(1.98)	21.71	(4.97)	(26.95)

Less Distributions from:
Net investment income	(1.83)	(1.64)	(1.54)	(1.67)	(1.71)

Net Asset Value, End of Year	$180.07	$142.04	$145.66	$125.49	$132.13

Total Investment Return**	28.16%	(1.52)%	17.37%	(3.47)%	(16.84)%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$10,021,306	$7,730,557	$10,316,101	$7,946,023	$8,345,964
Ratio of expenses to average net assets(1)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets(1)	1.15%	0.99%	1.20%	1.50%	1.08%
Portfolio turnover rate(2)	14.17%	17.91%	14.93%	24.59%	28.95%

(1)	Net of voluntary fee reduction by the Trustee. Before voluntary fee reduction by the Trustee, the net investment income and expenses to average net assets ratios would have been 1.15% and 0.25% for the year ended September 30, 2012, 0.99% and 0.25% for the year ended September 30, 2011, 1.20% and 0.25% for the year ended September 30, 2010, 1.50% and 0.25% for the year ended September 30, 2009 and 1.06% and 0.26% for the year ended September 30, 2008. (See Note 3).

(2)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of Trust Units.

*	Per share amounts have been calculated using the average share method.

**	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 1 — Organization

SPDR® S&P MidCap 400® Trust ETF (“Trust”) is a unit investment trust that issues securities called “Trust Units” or “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (“Trustee”) and PDR Services LLC (“Sponsor”), dated and executed as of April 27, 1995, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Trust Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 IndexTM (“S&P MidCap 400 Index”).

Note 2 — Summary of Significant Accounting Policies

The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

Trust securities are generally valued based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange deemed to be the principal market for the security or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not listed or, if so listed and the principal market therefore is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

The Trust follows authoritative guidance for fair value measurements. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 2 — Summary of Significant Accounting Policies – (continued)

the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. These levels of inputs are summarized at the end of the Schedule of Investments.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. The Trust records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates. If actual amounts are not available then actual amounts of income, realized gain and return of capital may differ from the estimated amounts.

Distributions to Unitholders

The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually, unless offset by available capital loss carryforwards.

U.S. Federal Income Tax

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holders of Units, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Trustee has reviewed the tax positions for the tax years subject to audit as of September 30, 2012, and has determined that no provision for income taxes is necessary for the year ended September 30, 2012. The tax returns of the Trust’s 2009, 2010, and 2011 tax years and the year ended September 30, 2012 remain subject to audit. The Trust has no unrecognized tax benefits as of September 30, 2012.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, The Bank of New York Mellon (the “Trustee”) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap 400 Index. For these services, the Trustee receives a fee based on the following annual rates:

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $500,000,000*	0.14% per annum
$500,000,001 - $1,000,000,000*	0.12% per annum
$1,000,000,001 and above*	0.10% per annum

*	The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated.

The Trustee voluntarily agreed to reduce its fee for the years ended September 30, 2012, 2011, and 2010 as disclosed in the Statements of Operations. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

PDR Services LLC (the “Sponsor,” a wholly-owned subsidiary of NYSE Amex LLC, an indirect wholly-owned subsidiary of NYSE Euronext) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, to the extent such expenses exceed 0.30% per annum of the daily net asset value of the Trust as calculated by the Trustee. There were no expenses assumed by the Sponsor for the years ended September 30, 2012, 2011 and 2010.

The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the year expenses fall below the expense limitation described above on any given day. At September 30, 2012, there is no outstanding amount to be repaid by the Trust to the Sponsor for expenses so reimbursed or assumed.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 4 — Trust Transactions in Units

Transactions in Trust Units were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Units	Amount	Units	Amount
Units sold	103,600,000	$17,249,824,419	101,250,000	$16,547,945,793
Dividend reinvestment Units issued	1,269	216,856	1,380	233,644
Units redeemed	(102,375,000)	(17,097,873,234)	(117,650,000)	(19,186,517,255)

Net increase/(decrease)	1,226,269	$152,168,041	(16,398,620)	$(2,638,337,818)

	Year Ended September 30, 2010
	Units	Amount
Units sold	97,300,000	$13,313,366,931
Dividend reinvestment Units issued	3,479	444,935
Units redeemed	(89,800,000)	(12,115,633,927)

Net increase/(decrease)	7,503,479	$1,198,177,939

Except under the Trust’s dividend reinvestment plan, Units are issued and redeemed by the Trust for authorized participants only in Creation Units of 25,000 Units. Such transactions are permitted only on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 0.20% of current market value of one Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee directly from the authorized participants and used to offset the expense of processing orders. During the year ended September 30, 2012, the Trustee earned $1,104,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the year ended September 30, 2012.

At September 30, 2012, the Trustee and its affiliates held $1,145,176,053, or 11.43% of fractional undivided interest in the Trust.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 5 — Investment Transactions

For the year ended September 30, 2012 the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $17,234,668,645, $17,083,051,151, $1,371,019,420 and $1,337,349,679, respectively.

Note 6 — U.S. Federal Income Tax Status

The following details the tax basis distributions and components of distributable earnings as of September 30, 2012. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, distribution payable, post-October losses deferred and amortization of license fees.

Cost of investments for federal income tax purposes	$11,870,352,041

Gross unrealized appreciation	$199,192,039
Gross unrealized depreciation	(2,067,332,831)

Net unrealized depreciation	$(1,868,140,792)

Distributable earnings, ordinary income	$22,495,903

Capital loss carryforwards expiring:
9/30/16	$(9,130,465)
9/30/17	(163,881,388)
9/30/18	(709,669,042)

$(882,680,895)

Short Term Losses expiring:
n/a	3,718,271

For the year ended September 30, 2012, the Trust expired $(80,183,853) of capital loss carryforwards.

To the extent that capital losses are used to offset future capital gains, it is probable that gains that offset will not be distributed to Unitholders.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 6 — U.S. Federal Income Tax Status – (continued)

rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At September 30, 2012 the Trust deferred $235,291,439 of capital losses arising subsequent to October 31, 2011. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

The tax composition of dividends paid during the years ending September 30, 2012, September 30, 2011 and September 30, 2010 was ordinary income.

As of September 30, 2012, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions, expiration of capital loss carryforwards and distributions received from real estate investment trusts. To reflect reclassifications arising from these differences, accumulated net realized loss on investments was increased by $642,525,082 and paid-in capital was increased by $642,525,082.

Note 7 — Representations and Indemnifications

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims which may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8 — Related Party Transactions

The Trustee directs all portfolio securities transactions for the Trust to BNY ConvergEx Execution Solutions, LLC (“ConvergEx”), an affiliate of the Trustee. During the fiscal years ended September 30, 2012, 2011 and 2010, the Trust paid $1,709,461, $2,829,012 and $2,802,928, respectively, in commissions on trades to ConvergEx.

Note 9 — License Agreement

The License Agreement grants State Street Global Markets, LLC (“SSGM”) a license to use the S&P MidCap 400 Index as a basis for determining the composition

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2012

Note 9 — License Agreement – (continued)

of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the S&P MidCap 400 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Trust Units.

Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended beyond such date without the consent of any of the Beneficial Owners of Trust Units.

Subsequent Event

On September 15, 2012, a dividend was declared. The distribution of $0.41 per share is payable on October 31, 2012, to Unitholders of record at the close of business on September 25, 2012. The ex-dividend date is September 21, 2012.

The Trustee has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

SPDR S&P MidCap 400 ETF Trust

Frequency Distribution of Discounts and Premiums

Bid/Ask Price vs. Net Asset Value (NAV)

(Unaudited)

Five Year Period Ending 9/30/2012

Premium/Discount Range	Number of Trading Days	Percentage of Total Trading Days
Greater than 0.25%	43	3.42%
Between zero and 0.25%	530	42.10%
Bid/Ask Price Equal to NAV	7	.55%
Between zero and –0.25%	649	51.55%
Less than –0.25%	30	2.38%

Total:	1,259	100.00%

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)(2) From Inception to 9/30/12 (Unaudited)

Cumulative Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	28.16%	18.92%	169.98%	532.41%
Return Based on Bid/Ask Price	27.98%	18.69%	171.16%	531.88%
S&P MidCap 400 Index	28.54%	20.66%	178.05%	1002.58%
Annualized Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	28.16%	3.53%	10.44%	11.16%
Return Based on Bid/Ask Price	27.98%	3.49%	10.49%	11.16%
S&P MidCap 400 Index	28.54%	3.83%	10.77%	11.96%

(1)	Since December 1, 2008 the Bid/Ask Price was the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV was calculated. From April 1, 2001 to November 28, 2008, the Bid/Ask Price was the midpoint of the Bid/Ask price on NYSE Amex (formerly the American Stock Exchange), ordinarily 4:00 p.m. Prior to April 1, 2001, the Bid/Ask Price was the midpoint of the Bid/Ask price on the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

(2)	Average Annual Return and Cumulative Total Return for the period since inception is calculated from the inception date of April 27, 1995.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments

September 30, 2012

Common Stock	Shares	Value

Aaron’s, Inc.	608,633	$16,926,084
ACI Worldwide, Inc.*	338,578	14,308,306
Acuity Brands, Inc.	365,639	23,141,292
Acxiom Corp.*	647,772	11,834,794
ADTRAN, Inc.	546,246	9,439,131
Advance Auto Parts, Inc.	633,074	43,327,585
Advent Software, Inc.*	275,520	6,769,526
Aecom Technology Corp.*	976,256	20,657,577
Aeropostale, Inc.*	701,633	9,493,094
Affiliated Managers Group, Inc.*	443,322	54,528,606
AGCO Corp.*	839,380	39,853,762
Alaska Air Group, Inc.*	608,616	21,338,077
Albemarle Corp.	772,677	40,704,624
Alexander & Baldwin, Inc.*	366,089	10,810,608
Alexandria Real Estate Equities, Inc.	541,965	39,845,267
Alleghany Corp.*	146,169	50,419,535
Alliance Data Systems Corp.*	430,870	61,161,996
Alliant Energy Corp.	958,113	41,572,523
Alliant Techsystems, Inc.	282,011	14,131,571
Allscripts Healthcare Solutions, Inc.*	1,478,858	18,382,205
AMC Networks, Inc., Class A*	495,205	21,551,322
American Campus Communities, Inc.	794,133	34,846,556
American Eagle Outfitters, Inc.	1,544,579	32,559,725
American Financial Group, Inc.	680,740	25,800,046
Amerigroup Corp.*	421,196	38,509,950
AMETEK, Inc.	2,093,958	74,230,811
Ann, Inc.*	408,569	15,415,308
ANSYS, Inc.*	797,179	58,512,939
AOL, Inc.	774,269	27,277,497
Apollo Investment Corp.	1,751,663	13,785,588
Aptargroup, Inc.	574,933	29,729,785
Aqua America, Inc.	1,206,410	29,870,712
Arch Coal, Inc.	1,832,637	11,600,592
Arrow Electronics, Inc.*	939,355	31,665,657
Arthur J Gallagher & Co.	1,044,454	37,412,342
Ascena Retail Group, Inc.*	1,063,433	22,810,638
Ashland, Inc.	630,620	45,152,392
Aspen Insurance Holdings Ltd.	616,065	18,783,822
Associated Banc-Corp.	1,481,878	19,516,333
Astoria Financial Corp.	705,251	6,967,880
Atmel Corp.*	3,799,878	19,987,358
Atmos Energy Corp.	778,515	27,863,052
Atwood Oceanics, Inc.*	490,959	22,314,087
Avnet, Inc.*	1,220,260	35,497,363
Bally Technologies, Inc.*	357,754	17,669,470
BancorpSouth, Inc.	717,475	10,575,582
Bank of Hawaii Corp.	390,194	17,800,650
Barnes & Noble, Inc.*	326,099	4,167,545
BE Aerospace, Inc.*	897,614	37,789,549
Bill Barrett Corp.*	415,974	10,303,676
BioMed Realty Trust, Inc.	1,331,164	24,919,390
Bio-Rad Laboratories, Inc., Class A*	173,465	18,512,185
Black Hills Corp.	381,490	13,569,599
Bob Evans Farms, Inc.	242,413	9,485,621
BRE Properties, Inc.	663,060	31,090,883
Brinker International, Inc.	638,235	22,529,696
Brink’s Co.	412,155	10,588,262
Broadridge Financial Solutions, Inc.	1,078,363	25,158,209
Brown & Brown, Inc.	1,014,358	26,444,313
Cabot Corp.	513,670	18,784,912
Cadence Design Systems, Inc.*	2,373,315	30,532,697
Camden Property Trust	721,654	46,539,466

Common Stock	Shares	Value

Carbo Ceramics, Inc.	169,402	$10,658,774
Carlisle Cos., Inc.	540,374	28,056,218
Carpenter Technology Corp.	381,414	19,955,580
Carter’s, Inc.*	437,970	23,580,305
Cathay General Bancorp	632,110	10,910,219
Cboe Holdings, Inc.	753,463	22,166,881
Charles River Laboratories International, Inc.*	420,725	16,660,710
Cheesecake Factory, Inc.	431,061	15,410,431
Chico’s FAS, Inc.	1,433,187	25,955,017
Church & Dwight Co., Inc.	1,201,964	64,894,036
Ciena Corp.*	865,099	11,765,346
Cimarex Energy Co.	742,378	43,466,232
Cinemark Holdings, Inc.	882,675	19,798,400
City National Corp.	407,003	20,964,725
Clarcor, Inc.	432,722	19,312,383
Clean Harbors, Inc.*	409,997	20,028,353
Cleco Corp.	524,180	22,005,076
Collective Brands, Inc.*	530,566	11,518,588
Commerce Bancshares, Inc.	643,082	25,935,497
Commercial Metals Co.	1,003,386	13,244,695
Community Health Systems, Inc.*	785,336	22,884,691
Compass Minerals International, Inc.	285,839	21,320,731
Compuware Corp.*	1,861,036	18,442,867
Concur Technologies, Inc.*	389,270	28,700,877
Convergys Corp.	970,741	15,211,511
Con-way, Inc.	482,947	13,218,259
Cooper Cos., Inc.	413,485	39,057,793
Copart, Inc.*	933,210	25,877,913
Corelogic, Inc.*	909,440	24,127,443
Corporate Executive Board Co.	289,512	15,526,529
Corporate Office Properties Trust SBI MD	622,390	14,918,688
Corrections Corp. of America	863,769	28,893,073
Covance, Inc.*	475,602	22,205,857
Crane Co.	415,939	16,608,444
Cree, Inc.*	1,001,089	25,557,802
Cullen/Frost Bankers, Inc.	530,142	30,446,055
Cypress Semiconductor Corp.	1,179,956	12,649,128
Cytec Industries, Inc.	397,640	26,053,373
Deckers Outdoor Corp.*	319,878	11,720,330
Deluxe Corp.	436,474	13,338,645
DeVry, Inc.	502,732	11,442,180
Dick’s Sporting Goods, Inc.	838,561	43,479,388
Diebold, Inc.	545,752	18,397,300
Domtar Corp.	310,030	24,272,249
Donaldson Co., Inc.	1,182,837	41,056,272
DreamWorks Animation SKG, Inc., Class A*	618,719	11,897,966
Dresser-Rand Group, Inc.*	653,261	36,001,214
Dril-Quip, Inc.*	314,093	22,577,005
DST Systems, Inc.	264,749	14,974,203
Duke Realty Corp.	2,328,426	34,227,862
East West Bancorp, Inc.	1,225,438	25,881,251
Eaton Vance Corp.	994,502	28,800,778
Endo Pharmaceuticals Holdings, Inc.*	1,009,189	32,011,475
Energen Corp.	622,721	32,636,808
Energizer Holdings, Inc.	556,088	41,489,726
Equinix, Inc.*	416,009	85,718,654
Equity One, Inc.	531,394	11,191,158
Essex Property Trust, Inc.	314,389	46,605,025
Esterline Technologies Corp.*	266,410	14,956,257

*	Non-income producing security for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2012

Common Stock	Shares	Value

Everest Re Group Ltd.	447,412	$47,855,188
Exelis, Inc.	1,612,882	16,677,200
FactSet Research Systems, Inc.	353,230	34,058,437
Fair Isaac Corp.	292,193	12,932,462
Fairchild Semiconductor International, Inc., Class A*	1,093,346	14,344,700
Federal Realty Investment Trust	553,512	58,284,814
Fidelity National Financial, Inc., Class A	1,819,829	38,926,142
First American Financial Corp.	918,263	19,898,759
First Niagara Financial Group, Inc.	3,044,535	24,630,288
FirstMerit Corp.	946,593	13,943,315
Flowers Foods, Inc.	993,867	20,056,236
Foot Locker, Inc.	1,303,836	46,286,178
Forest Oil Corp.*	1,020,675	8,624,704
Fortune Brands Home & Security, Inc.*	1,387,400	37,473,674
FTI Consulting, Inc.*	363,046	9,686,067
Fulton Financial Corp.	1,730,068	17,058,470
Gardner Denver, Inc.	422,813	25,542,133
Gartner, Inc.*	806,575	37,175,042
GATX Corp.	404,915	17,184,593
General Cable Corp.*	429,705	12,624,733
Gentex Corp.	1,248,122	21,230,555
Global Payments, Inc.	681,193	28,494,303
Graco, Inc.	522,475	26,270,043
Granite Construction, Inc.	307,454	8,830,079
Great Plains Energy, Inc.	1,321,995	29,427,609
Green Mountain Coffee Roasters, Inc.*	1,114,482	26,468,948
Greenhill & Co., Inc.	230,997	11,954,095
Greif, Inc., Class A	261,816	11,567,031
Guess?, Inc.	529,315	13,455,187
Hancock Holding Co.	731,946	22,653,729
Hanesbrands, Inc.*	842,659	26,863,969
Hanover Insurance Group, Inc.	386,956	14,417,981
Harris Teeter Supermarkets, Inc., Class I	425,607	16,530,576
Harsco Corp.	695,732	14,283,378
Hawaiian Electric Industries, Inc.	838,160	22,051,990
HCC Insurance Holdings, Inc.	869,397	29,463,864
Health Management Associates, Inc., Class A*	2,213,258	18,569,235
Health NET, Inc.*	703,520	15,836,235
Helix Energy Solutions Group, Inc.*	844,930	15,436,871
Henry Schein, Inc.*	764,313	60,587,092
Herman Miller, Inc.	503,282	9,783,802
Highwoods Properties, Inc.	656,769	21,423,805
Hill-Rom Holdings, Inc.	536,790	15,599,117
Hillshire Brands Co.	1,025,618	27,466,050
HMS Holdings Corp.*	745,407	24,918,956
HNI Corp.	391,358	9,983,543
Hollyfrontier Corp.	1,757,398	72,527,815
Hologic, Inc.*	2,285,270	46,253,865
Home Properties, Inc.	430,774	26,393,523
Hospitality Properties Trust	1,066,781	25,368,052
Hsn, Inc.	321,923	15,790,323
Hubbell, Inc., Class B	461,168	37,234,704
Huntington Ingalls Industries, Inc.*	427,460	17,974,693
IDACORP, Inc.	433,010	18,736,343
IDEX Corp.	719,894	30,069,972
IDEXX Laboratories, Inc.*	475,158	47,206,947
Informatica Corp.*	937,006	32,617,179

Common Stock	Shares	Value

Ingram Micro, Inc., Class A*	1,295,751	$19,734,288
Ingredion, Inc.	657,742	36,281,049
Integrated Device Technology, Inc.*	1,238,550	7,282,674
InterDigital, Inc./Pa	371,393	13,845,531
International Bancshares Corp.	470,148	8,956,319
International Rectifier Corp.*	598,550	9,989,800
International Speedway Corp., Class A	220,408	6,252,975
Intersil Corp., Class A	1,101,544	9,638,510
Intrepid Potash, Inc.*	461,151	9,905,523
Itron, Inc.*	341,189	14,722,305
ITT Corp.	797,734	16,074,340
ITT Educational Services, Inc.*	134,884	4,347,311
Jack Henry & Associates, Inc.	743,798	28,189,944
Janus Capital Group, Inc.	1,617,319	15,267,491
Jarden Corp.*	648,112	34,246,238
JB Hunt Transport Services, Inc.	781,465	40,667,439
Jefferies Group, Inc.	1,105,990	15,141,003
JetBlue Airways Corp.*	1,963,335	9,404,375
John Wiley & Sons, Inc., Class A	404,392	18,581,812
Jones Lang LaSalle, Inc.	380,230	29,030,561
Kansas City Southern	949,787	71,974,859
KB Home	660,667	9,480,571
KBR, Inc.	1,271,928	37,928,893
Kemper Corp.	471,025	14,465,178
Kennametal, Inc.	691,608	25,644,825
Kirby Corp.*	482,328	26,663,092
Korn/Ferry International*	414,034	6,347,141
Lamar Advertising Co., Class A*	475,541	17,623,549
Lancaster Colony Corp.	167,271	12,252,601
Landstar System, Inc.	402,748	19,041,925
Lender Processing Services, Inc.	731,215	20,393,586
Lennox International, Inc.	400,843	19,384,767
Lexmark International, Inc., Class A	612,597	13,630,283
Liberty Property Trust	1,014,837	36,777,693
Life Time Fitness, Inc.*	345,539	15,804,954
LifePoint Hospitals, Inc.*	422,038	18,054,786
Lincoln Electric Holdings, Inc.	721,149	28,160,868
LKQ Corp.*	2,557,970	47,322,445
Louisiana-Pacific Corp.*	1,188,721	14,859,013
Macerich Co.	1,149,312	65,775,126
Mack-Cali Realty Corp.	720,295	19,159,847
Manpower, Inc.	684,899	25,204,283
ManTech International Corp., Class A	204,075	4,897,800
Martin Marietta Materials, Inc.	395,805	32,800,360
Masimo Corp.*	449,090	10,858,996
Matson, Inc.	366,089	7,654,921
Matthews International Corp., Class A	241,266	7,194,552
MDC Holdings, Inc.	331,478	12,765,218
MDU Resources Group, Inc.	1,630,284	35,931,459
Medicis Pharmaceutical Corp., Class A	515,906	22,323,253
Mednax, Inc.*	429,243	31,957,141
Memc Electronic Materials, Inc.*	1,993,704	5,482,686
Mentor Graphics Corp.*	806,932	12,491,307
Mercury General Corp.	312,882	12,092,889
Meredith Corp.	311,099	10,888,465
Mettler-Toledo International, Inc.*	267,874	45,736,807
MICROS Systems, Inc.*	692,522	34,016,681
Mine Safety Appliances Co.	268,071	9,991,006
Minerals Technologies, Inc.	152,364	10,807,179

*	Non-income producing security for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2012

Common Stock	Shares	Value

Mohawk Industries, Inc.*	500,375	$40,040,008
Monster Worldwide, Inc.*	1,021,136	7,484,927
MSC Industrial Direct Co., Class A	400,808	27,038,508
MSCI, Inc., Class A*	1,051,529	37,634,223
National Fuel Gas Co.	719,243	38,867,892
National Instruments Corp.	812,301	20,445,616
National Retail Properties, Inc.	934,064	28,488,952
NCR Corp.*	1,373,591	32,018,406
NeuStar, Inc., Class A*	573,359	22,951,561
New York Community Bancorp, Inc.	3,791,142	53,682,571
New York Times Co., Class A*	1,049,719	10,245,257
Newmarket Corp.	92,579	22,818,872
Nordson Corp.	487,036	28,550,050
Northern Oil And Gas, Inc.*	510,798	8,678,458
NV Energy, Inc.	2,037,522	36,695,771
NVR, Inc.*	41,765	35,270,543
Oceaneering International, Inc.	931,593	51,470,513
Office Depot, Inc.*	2,461,953	6,302,600
OGE Energy Corp.	851,752	47,238,166
Oil States International, Inc.*	472,619	37,554,306
Old Republic International Corp.	2,083,097	19,372,802
Olin Corp.	690,745	15,009,889
Omega Healthcare Investors, Inc.	938,249	21,326,400
Omnicare, Inc.	963,065	32,715,318
Oshkosh Corp.*	791,252	21,704,042
Owens & Minor, Inc.	548,256	16,381,889
Packaging Corp. of America	847,340	30,758,442
Panera Bread Co., Class A*	243,127	41,547,973
Parametric Technology Corp.*	1,024,947	22,343,845
Patterson-UTI Energy, Inc.	1,310,257	20,754,471
PetSmart, Inc.	934,029	64,429,320
Plains Exploration & Production Co.*	1,113,724	41,731,238
Plantronics, Inc.	365,055	12,897,393
PNM Resources, Inc.	687,701	14,462,352
Polaris Industries, Inc.	549,928	44,472,677
Polycom, Inc.*	1,526,733	15,068,855
Post Holdings, Inc.*	282,340	8,487,140
Potlatch Corp.	348,261	13,014,514
Prosperity Bancshares, Inc.	377,445	16,086,706
Protective Life Corp.	691,102	18,113,783
Pvh Corp.	609,077	57,082,696
QLogic Corp.*	813,867	9,294,361
Questar Corp.	1,516,908	30,838,740
Quicksilver Resources, Inc.*	1,030,430	4,214,459
Rackspace Hosting, Inc.*	936,553	61,896,788
Ralcorp Holdings, Inc.*	475,123	34,683,979
Raymond James Financial, Inc.	965,188	35,374,140
Rayonier, Inc.	1,059,898	51,945,601
Realty Income Corp.	1,152,097	47,109,246
Regal-Beloit Corp.	359,799	25,358,634
Regency Centers Corp.	776,505	37,839,089
Regeneron Pharmaceuticals, Inc.*	646,779	98,737,282
Regis Corp.	495,632	9,109,716
Reinsurance Group of America, Inc., Class A	636,408	36,828,931
Reliance Steel & Aluminum Co.	649,974	34,026,139
Rent-A-Center, Inc., Class A	509,711	17,880,662
ResMed, Inc.	1,226,274	49,627,309
RF Micro Devices, Inc.*	2,389,012	9,436,597
Riverbed Technology, Inc.*	1,331,913	30,993,616
Rock-Tenn Co., Class A	610,982	44,100,681
Rollins, Inc.	567,504	13,273,919

Common Stock	Shares	Value

Rosetta Resources, Inc.*	456,592	$21,870,757
Rovi Corp.*	941,818	13,665,779
Royal Gold, Inc.	508,379	50,766,727
RPM International, Inc.	1,138,740	32,499,640
Saks, Inc.*	883,328	9,107,112
Scholastic Corp.	226,028	7,183,170
Scientific Games Corp., Class A*	489,804	4,050,679
Scotts Miracle-Gro Co., Class A	332,634	14,459,600
SEI Investments Co.	1,168,769	25,070,095
Semtech Corp.*	569,279	14,317,367
Senior Housing Properties Trust	1,523,608	33,184,182
Sensient Technologies Corp.	430,887	15,839,406
Service Corp. International	1,855,295	24,972,271
Shaw Group, Inc.*	569,793	24,854,371
Signature Bank/New York NY*	404,584	27,139,495
Signet Jewelers Ltd.	698,403	34,054,130
Silgan Holdings, Inc.	425,642	18,519,683
Silicon Laboratories, Inc.*	331,765	12,195,681
Skyworks Solutions, Inc.*	1,647,633	38,826,472
SL Green Realty Corp.	778,340	62,321,684
SM Energy Co.	562,492	30,436,442
Smithfield Foods, Inc.*	1,161,486	22,823,200
Solarwinds, Inc.*	525,321	29,281,393
Solera Holdings, Inc.	603,797	26,488,574
Sonoco Products Co.	868,901	26,927,242
Sotheby’s	585,063	18,429,485
SPX Corp.	437,979	28,648,206
StanCorp Financial Group, Inc.	380,935	11,900,409
Steel Dynamics, Inc.	1,892,186	21,249,249
STERIS Corp.	501,531	17,789,305
Strayer Education, Inc.	102,517	6,596,969
Superior Energy Services, Inc.*	1,356,712	27,839,730
Supervalu, Inc.	1,844,872	4,446,142
SVB Financial Group*	383,424	23,181,815
Synopsys, Inc.*	1,287,486	42,512,788
Synovus Financial Corp.	6,790,956	16,094,566
Taubman Centers, Inc.	532,663	40,871,232
TCF Financial Corp.	1,406,736	16,796,428
Tech Data Corp.*	325,951	14,765,580
Techne Corp.	298,893	21,502,362
Teleflex, Inc.	352,812	24,287,578
Telephone & Data Systems, Inc.	872,226	22,337,708
Tellabs, Inc.	2,981,341	10,553,947
Tempur-Pedic International, Inc.*	514,097	15,366,359
Terex Corp.*	954,007	21,541,478
Thor Industries, Inc.	379,065	13,767,641
Thoratec Corp.*	507,859	17,571,921
TIBCO Software, Inc.*	1,329,407	40,187,974
Tidewater, Inc.	430,184	20,876,830
Timken Co.	697,445	25,917,056
Toll Brothers, Inc.*	1,292,446	42,947,981
Tootsie Roll Industries, Inc.	177,798	4,796,990
Towers Watson & Co., Class A	493,927	26,202,827
Tractor Supply Co.	612,037	60,524,339
Trimble Navigation Ltd.*	1,085,176	51,719,488
Trinity Industries, Inc.	682,062	20,441,398
Triumph Group, Inc.	431,035	26,952,619
Trustmark Corp.	559,282	13,612,924
Tupperware Brands Corp.	481,015	25,777,594
tw Telecom, Inc., Class A*	1,304,071	33,997,131
UDR, Inc.	2,160,164	53,615,270
UGI Corp.	970,991	30,828,964
Under Armour, Inc., Class A*	667,401	37,260,998

*	Non-income producing security for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2012

Common Stock	Shares	Value

Unit Corp.*	373,347	$15,493,901
United Rentals, Inc.*	800,336	26,178,991
United Therapeutics Corp.*	415,260	23,204,729
Universal Corp.	201,743	10,272,754
Universal Health Services, Inc., Class B	761,287	34,813,655
URS Corp.	663,556	23,430,162
UTI Worldwide, Inc.	895,700	12,065,079
Valassis Communications, Inc.*	343,399	8,478,521
Valley National Bancorp	1,704,618	17,080,272
Valmont Industries, Inc.	202,083	26,573,915
Valspar Corp.	728,883	40,890,336
ValueClick, Inc.*	609,408	10,475,724
VCA Antech, Inc.*	757,674	14,948,908
Vectren Corp.	708,461	20,261,985
Verifone Systems, Inc.*	930,791	25,922,529
Vertex Pharmaceuticals, Inc.*	1,863,177	104,244,753
Vishay Intertechnology, Inc.*	1,137,991	11,186,452
Wabtec Corp.	413,459	33,196,623
Waddell & Reed Financial, Inc., Class A	740,952	24,280,997
Warnaco Group, Inc.*	352,864	18,313,642
Washington Federal, Inc.	919,430	15,336,092
Waste Connections, Inc.	1,063,703	32,177,016
Watsco, Inc.	256,004	19,402,543
Webster Financial Corp.	622,181	14,745,690
Weingarten Realty Investors	963,143	27,073,950
WellCare Health Plans, Inc.*	372,078	21,041,011
Wendy’s Co.	2,428,880	11,051,404
Werner Enterprises, Inc.	383,831	8,202,468
Westamerica Bancorporation	237,984	11,197,147
Westar Energy, Inc.	1,090,554	32,345,832
WGL Holdings, Inc.	445,271	17,922,158
Williams-Sonoma, Inc.	747,800	32,880,766
WMS Industries, Inc.*	470,122	7,700,598
Woodward, Inc.	522,162	17,743,065
World Fuel Services Corp.	622,155	22,154,940
Worthington Industries, Inc.	449,160	9,728,806
WR Berkley Corp.	959,019	35,953,622

Common Stock	Shares	Value

Wright Express Corp.*	333,844	$23,275,604
Zebra Technologies Corp., Class A*	446,201	16,750,386

Total Investments Before Securities Sold, Not Yet Purchased (Cost $11,775,336,816)		$10,002,211,249

Securities Sold, Not Yet Purchased†

Common Stocks

Penair, Inc.*	(7,700)	(342,727)
RadioShack Corp.	(7,720)	(18,374)

Total Securities Sold, Not Yet Purchased Cost $(361,101)		(361,101)

Total Investments Net of Securities Sold, Not Yet Purchased (Cost $11,774,975,715)		$10,001,850,148

*	Non-income producing security for the year ended September 30, 2012.
†	Although the Fund does not generally sell securities it does not own, from time to time, withdrawals in kind and/or basket trades in response to changes in the target portfolio may result in the Fund temporarily holding short positions. Such short position may result in the Fund having risk in excess of the amount reflected in the statement of assets and liabilities.

*	Non-income producing security for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2012

The securities of the SPDR S&P MidCap 400 ETF Trust’s, investment portfolio categorized by industry group, as a percentage of total investments at value, are as follows:

Industry Classification	Value	Percentage
REITS	$889,197,160	8.89%
Retail	698,773,237	6.99
Commercial Services	541,038,422	5.41
Insurance	458,149,607	4.58
Banks	380,577,187	3.81
Software	374,227,728	3.74
Healthcare-Products	350,342,286	3.50
Electric	314,036,720	3.14
Oil & Gas	300,416,239	3.00
Chemicals	278,466,146	2.78
Electronics	264,712,889	2.65
Biotechnology	261,359,659	2.61
Computers	257,757,226	2.58
Miscellaneous Manufacturing	254,791,805	2.54
Internet	225,556,636	2.26
Healthcare-Services	223,872,561	2.24
Transportation	220,364,872	2.20
Diversified Financial Services	207,513,992	2.07
Machinery-Diversified	200,232,970	2.00
Gas	199,219,597	1.99
Semiconductors	193,232,318	1.93
Food	187,823,962	1.88
Electrical Components & Equipment	165,579,973	1.66
Telecommunications	162,293,200	1.62
Household Products/Wares	139,377,468	1.39
Packaging & Containers	131,873,079	1.32
Apparel	117,739,243	1.18
Engineering & Construction	115,701,082	1.16
Home Builders	114,231,953	1.14
Aerospace/Defense	110,507,196	1.10
Oil & Gas Services	106,791,298	1.07
Building Materials	104,517,814	1.04

Industry Classification	Value	Percentage
Distribution/Wholesale	$102,841,165	1.03%
Media	102,508,463	1.02
Pharmaceuticals	101,998,954	1.02
Savings & Loans	100,616,831	1.01
Oil & Oil Services	94,747,115	0.95
Forest Products & Paper	89,232,364	0.89
Hand/Machine Tools	79,164,327	0.79
Iron/Steel	75,230,968	0.76
Metal Fabricate/Hardware	75,464,472	0.75
Mining	72,087,458	0.72
Leisure Time	67,978,230	0.68
Environmental Control	62,196,374	0.62
Entertainment	59,669,491	0.60
Real Estate	39,841,169	0.40
Textiles	40,040,008	0.40
Specialty Retail	34,054,130	0.34
Airlines	30,742,452	0.31
Water	29,870,712	0.30
Beverages	26,468,948	0.26
Auto Manufacturers	21,704,042	0.22
Machinery-Construction & Mining	21,541,478	0.22
Office Furnishings	19,767,345	0.20
Advertising	17,623,549	0.18
Shipbuilding	17,974,693	0.18
Trucking & Leasing	17,184,593	0.17
Home Furnishings	15,366,358	0.15
Investment Companies	13,785,588	0.14
Coal	11,600,592	0.12
Agriculture	10,272,754	0.10

GRAND TOTAL	$10,001,850,148	100.00%

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2012

The following is a summary of the inputs used as of September 30, 2012 in valuing the Trust’s assets carried at fair value:

	Level 1		Level 2	Level 3	Total
Assets
Investment in Securities
Common Stocks	$10,002,211,249		$—	$—	$10,002,211,249

Liabilities
Investment in Securities
Common Stocks	$(361,101)		$—	$—	$(361,101)

Total	$10,001,850,148	†	$—	$—	$10,001,850,148

†	Please refer to the Industry Classification section of the Schedule of Investments for a breakdown of valuations by industry type.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by a trust agreement between the Trustee and the Sponsor, dated as of April 1, 1995 and effective as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 25,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Fractional Creation Units may be created or redeemed only in limited circumstances described herein. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to persons creating Units. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio

Deposit, as in effect on September 30, 2012, is set forth in the above Schedule of Investments. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, including through the electronic order entry system offered by the Trustee pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. Severe economic or market disruptions or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing

Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m. New York time on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the third (3rd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such a payment is required, the Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases to protect the existing Beneficial Owners (as defined below in “Book-Entry-Only System”) from the dilutive costs associated with the maintenance and valuation of the required collateral, as well as the cost of acquiring and missing Index Securities. The delivery of Creation Units created as described above will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio

Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the third day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash directly through DTC. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee. The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 20 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Procedures for Redemption of Creation Units. Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee, including through the electronic order entry system offered by the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. Severe economic or market disruption or changes, or telephone, internet or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee (i.e., the Business Day on which the Units are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order).

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process. A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process. A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three (3) Business Days and the Cash Redemption Payment to the relevant DTC Participant on behalf of the redeeming Beneficial Owner by the third (3rd) Business Day following the Transmittal Date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Trust Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2012, there were 24 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.02% to 0.25%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 25,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example,

(a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,(*) and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

(*)	S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Trust Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1)  Business Day.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table

“Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/12” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

As discussed in “Expenses of the Trust,” the Trustee uses the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the Trust.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of FINRA. Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily net asset value and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

Since 1999, the Trustee has used the services of BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including adjustments to the Portfolio in connection with the addition or removal of Index Securities from the Index and acquisitions of Index Securities in connection with the Dividend Reinvestment Service. ConvergEx receives a fixed commission per Index Security share on all such brokerage transactions and, in return for such commission, seeks to execute purchases and sales of Index Security shares at the closing price or at a price more beneficial to the Trust. Any price improvement relative to the closing price of the Index Security that is obtained by ConvergEx is for the benefit of the Trust, and not the Trustee or ConvergEx.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee has reviewed the execution services that ConvergEx provides to the Trust and has determined that they are consistent with the requirements of the Trust Agreement.

Aggregate annual brokerage commissions paid to ConvergEx by the Trust are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC (“SSGM”), pursuant to which SSGM has agreed to market and promote the Trust. SSGM is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell

Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.10% to 0.14% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust. The compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 0.12% per annum, regardless of the net asset value of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
0 - $500,000,000	0.14% per annum*
$500,000,001 - $1,000,000,000	0.12% per annum*
$1,000,000,001 and above	0.10% per annum*

*	The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

As of September 30, 2012, and as of December 31, 2012, the net asset value of the Trust was $10,021,306,202 and $10,616,753,133, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2012, the aggregate dollar amount of fees paid to the Trustee was $9,756,064.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the

Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist. Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk. The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues. Units are listed for trading on the Exchange under the market symbol “MDY.” Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units. Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Investment in the Trust may have adverse tax consequences. Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail. Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second (2nd) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a RIC under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for a year exceeded the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust have been computed, of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular Ex-Dividend Date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional Units with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Dividend Reinvestment Service, if such service is available through the Beneficial Owner’s broker.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A License Agreement between SSGM and S&P grants a license to SSGM to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended without the consent of any of the Beneficial Owners of Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “Standard & Poor’s MidCap 400 Index,” “Standard & Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index,” or to use the Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGM OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE TRUST UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER

PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its obligations or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

The following information is being provided with respect to each officer and member of the Sponsor as at January 25, 2012.

Name	Nature of Relationship or Affiliation with Sponsor
Joseph Mecane	President
Laura Morrison	Senior Vice President
Janet McGinness	Secretary
NYSE MKT, LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE MKT, LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company
Joseph Mecane	NYSE Euronext, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies.	Executive Vice President

	New York Block Exchange LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Director

	NYSE Amex Options LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Director
*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).

Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company
	NYSE IP LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Chief Executive Officer

	NYSE MKT, LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	President and Chief Executive Officer

Laura Morrison	NYSE Euronext, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies.	Senior Vice President

	The Borough of Manhattan Community College Foundation, c/o the City University of New York, 199 Chambers Street, New York, New York 10007	Not-for-profit organization whose sole business is to support the Borough of Manhattan Community College.	Director, Treasurer and Secretary

Janet McGinness*	NYSE Euronext, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Senior Vice President and Secretary

*	In addition to her positions with the Sponsor and NYSE Euronext, Ms. McGinness is a Director and/or an officer (e.g., Senior Vice President, Vice President, Associate General Counsel, Secretary, Assistant Secretary) of 25 other subsidiaries of NYSE Euronext.

Joseph Mecane has been employed by NYSE Euronext (or its predecessors) since May 2008. From November 2004 until May 2008, Mr. Mecane was a Managing Director in the Equities Division of UBS Investment Bank, where he was responsible for overseeing the firm’s wholesale and retail trade-execution business. Laura Morrison has been employed by NYSE Euronext (or its predecessors) since 1995. Janet McGinness has been employed by NYSE Euronext (or its predecessors) since 2006.

TRUSTEE

The Trustee is a banking corporation organized under the laws of New York with trust powers. The Trustee’s office is at 2 Hanson Place, 9th Floor, Brooklyn, NY 11217. The Trustee’s Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Financial Services Department.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The Sponsor pays the Distributor for its services a flat annual fee of $35,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary to implement a dividend reinvestment plan or service; (e) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; (f) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index; and (g) to make changes to the Transaction Fee and related amounts as long as they do not exceed 0.30% of the NAV of the Trust per year. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1999.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Trust Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2012 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 300 Madison Avenue, New York, New York, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2012. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/12(1)(2)

Range		Calendar Quarter Ending 3/31/2012	Calendar Quarter Ending 6/30/2012	Calendar Quarter Ending 9/30/2012	Calendar Quarter Ending 12/31/2012	Calendar Year 2012
> 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days	34	33	36	35	138
	%	54.8%	52.4%	57.1%	56.5%	55.2%
Total Days at Premium	Days	34	33	36	35	138
	%	54.8%	52.4%	57.1%	56.5%	55.2%
Closing Price Equal to NAV	Days	0	0	0	1	1
	%	0.0%	0.0%	0.0%	1.6%	0.4%
Total Days at Discount	Days	28	30	27	26	111
	%	45.2%	47.6%	42.9%	41.9%	44.4%
0 — –25 Basis Points	Days	28	30	27	26	111
	%	45.2%	47.6%	42.9%	41.9%	44.4%
–25 — –50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.50% of NAV better than 94% of the time throughout 2012.

(1)	Source: NYSE Euronext
(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/12*

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	17.58%	26.69%	164.39%
Return Based on Bid/Ask Price(2)(3)(4)(5)	17.81%	27.38%	165.77%
Index	17.88%	28.51%	596.70%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV (2)(3)(4)(5)	17.58%	4.85%	10.21%
Return Based on Bid/Ask Price (2)(3)(4)(5)	17.81%	4.96%	10.27%
Index	17.88%	5.15%	16.54%
(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.
(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”
(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”
(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.
(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading—Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.
*	Source: NYSE Euronext and The Bank of New York Mellon.
**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P MIDCAP 400 ETF TRUST

(“MDY”)

SPONSOR:

PDR SERVICES LLC

This prospectus does not include all of the information with respect to MDY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company Act of 1940 (File No. 811-08972).

To obtain copies from the SEC at prescribed rates —

WRITE: Public Reference Section of the SEC

100 F Street, N.E., Washington, D.C. 20549

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about MDY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 25, 2013